UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $.01 per share)	AMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Ameriprise Financial, Inc. ("the Company") is updating tables provided in the Company’s quarterly earnings release (the “Tables Supplement”) for the period ended December 31, 2022, to reflect the impact to certain 2021 and 2022 data to the Tables Supplement as a result of the adoption of the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The information in the Tables Supplement applies LDTI as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021, transition date. The impacts to the 2021 and 2022 data are being reflected at this time voluntarily and for comparative purposes only.

The Company is furnishing the Tables Supplement, reflecting the adoption of LDTI, as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Tables Supplement (Recast for January 1, 2023 LDTI Adoption)

Exhibit 104	Cover page is formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (Registrant)

Date: April 13, 2023	By:	/s/ Walter Berman
	Name:	Walter Berman
	Title:	Executive Vice President and Chief Financial Officer